UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 28, 2026

Tribeca Strategic Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43318	98-1892463
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 Avenue of the Americas, 6th Floor

New York, New York 10019
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 646-593-7050

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units each consisting of one Class A ordinary share and one right	BIDWU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	BID	The Nasdaq Stock Market LLC
Rights, each right entitling the holder to receive one-tenth (1/10) of one Class A ordinary share upon the consummation of an initial business combination	BIDWR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 1, 2026, Tribeca Strategic Acquisition Corp. (the “Company”) consummated its initial public offering (“IPO”) of 14,000,000 units (the “Units”). The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $140,000,000. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one right to receive one-tenth (1/10) of one Class A Ordinary Share upon the consummation of the Company’s initial business combination (each, a “Share Right”). The Underwriters (as defined below) have not exercised their 45-day option to purchase up to an additional 2,100,000 Units to cover over-allotments as of the date of this Current Report on Form 8-K.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1, as amended (File No. 333-291431), for the IPO, initially filed with the U.S. Securities and Exchange Commission (the “Commission”) on November 10, 2025 and declared effective on May 28, 2026:

●	An Underwriting Agreement, dated May 28, 2026 (the “Underwriting Agreement”), by and between the Company and BTIG, LLC, as representative of the underwriters named therein (the “Underwriters”), a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Rights Agreement, dated May 28, 2026, by and between the Company and Efficiency INC., as rights agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated May 28, 2026, by and between the Company and Efficiency INC., as trustee (the “Trustee”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated May 28, 2026, by and among the Company, Tribeca Strategic Partners Holdco LLC (the “Sponsor”), BTIG, LLC and the other parties signatory thereto, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Private Placement Units Purchase Agreement, dated May 28, 2026, by and between the Company and the Sponsor (the “Sponsor Private Placement Units Purchase Agreement”), a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	A Private Placement Units Purchase Agreement, dated May 28, 2026, by and between the Company and BTIG, LLC (the “BTIG Private Placement Units Purchase Agreement”), a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	A Letter Agreement, dated May 28, 2026, by and among the Company, its officers, directors, the Sponsor and the other parties signatory thereto, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

●	Indemnity Agreements, dated May 28, 2026, between the Company and each director and officer of the Company, a form of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

●	An Administrative Services Agreement, dated May 28, 2026, by and between the Company and Sponsor, which is attached as Exhibit 10.7 hereto and incorporated herein by reference.

●	A Contribution and Exchange Agreement concerning the Promissory Note obligation of the Company, dated June 1, 2026, by and between the Sponsor and Tribeca Strategic Partners LLC (the “Contribution and Exchange Agreement”), a copy of which is attached as Exhibit 10.8 hereto and incorporated herein by reference.

The material terms of such agreements are fully described in the Company’s final prospectus, dated May 28, 2026, as filed with the Commission on June 1, 2026 (the “Prospectus”), and are incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO on June 1, 2026, the Company completed the private sales of an aggregate of 470,000 units (the “Private Placement Units”) at a price of $10.00 per Private Placement Unit for an aggregate purchase price of $4,700,000. Each such Private Placement Unit is comprised of one Class A Ordinary Share and one Share Right and is otherwise substantially identical to the Units, subject to certain exceptions set forth in the Prospectus. The private sales consisted of (i) 330,000 Private Placement Units sold to the Sponsor pursuant to the Sponsor Private Placement Units Purchase Agreement and (ii) 140,000 Private Placement Units sold to BTIG, LLC pursuant to the BTIG Private Placement Units Purchase Agreement. The material terms of the Private Placement Units are fully described in the Prospectus and are incorporated herein by reference. No underwriting discounts or commissions were paid with respect to such sales. The issuances of the Private Placement Units were made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

In addition, on May 28, 2026, pursuant to and as additional consideration under the Underwriting Agreement, the Underwriters purchased 140,000 Class A Ordinary Shares (the “Representative Shares”) for $0.001 per share, for a total purchase price of $140. The issuance of the Representative Shares was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 28, 2026, in connection with the IPO, Mihir Dange, Gilbert H. Dunham, Jr., Andrew Oakley, and Mattia Tomba were appointed to the board of directors of the Company (the “Board”). Effective June 1, 2026, each of Messrs. Dange, Oakley, and Tomba were appointed to the Board’s Audit Committee, with Mr. Oakley serving as chair of the Audit Committee. Each of Messrs. Dange, Dunham, and Oakley were appointed to the Board’s Compensation Committee, with Mr. Dange serving as chair of the Compensation Committee. In connection with the IPO, the Sponsor transferred 20,000 Class B ordinary shares, par value $0.0001 per share, to each of Messrs. Dange, Dunham, Oakley, and Tomba, as compensation for their services as independent directors of the Company.

Effective May 28, 2026, Timothy Ramdeen was appointed as Chairman of the Board, in addition to his existing roles as Chief Executive Officer and Director of the Company, and Sukhvinder Gill was appointed as Chief Financial Officer, in addition to his existing roles as Chief Operating Officer and Director of the Company.

On May 28, 2026, the Company entered into an indemnity agreement with each of its directors and officers that requires the Company to indemnify each of them to the fullest extent permitted by applicable law and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. The foregoing summary of the indemnity agreements does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the form of indemnity agreement, which is filed as Exhibit 10.6 to this Current Report on Form 8-K and incorporated herein by reference.

Other than the foregoing, none of the directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company. Biographical and other material information about the Company’s directors and officers are fully described in the section entitled “Management” in the Prospectus and are incorporated herein by reference.

Item 5.03. Amendments to the Amended and Restated Memorandum and Articles of Association; Change in Fiscal Year.

On May 28, 2026, in connection with the IPO, the Company filed its amended and restated memorandum and articles of association (the “Amended Charter”) with the Cayman Islands Registrar of Companies, which was effective the same day. The material terms of the Amended Charter are fully described in the Prospectus and are incorporated herein by reference. A copy of the Amended Charter is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $140,350,000 of the proceeds from the IPO and the sale of the Private Placement Units (which amount includes up to $4,900,000 of the underwriters’ deferred underwriting commissions) was placed in a U.S.-based trust account maintained by the Trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes, if any (excluding any Excise Tax, or similar tax, imposed on us), and up to $100,000 for dissolution expenses, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 21 months from the closing of the IPO (or by such earlier liquidation date as the Company’s board of directors may approve), subject to applicable law, or (iii) the redemption of the Company’s public shares properly submitted in connection with a shareholder vote to amend the Amended Charter to modify the substance or timing of its obligation to redeem 100% of the Company’s public shares if it has not consummated an initial business combination within 21 months from the closing of the IPO or with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity. “Excise Tax” means the 1% U.S. federal excise tax on stock repurchases under Section 3401 of the U.S. Internal Revenue Code of 1986, as amended, enacted by the Inflation Reduction Act of 2022.

On May 28, 2026, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On June 1, 2026, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
1.1	Underwriting Agreement, dated May 28, 2026, by and between the Company and BTIG, LLC as representative of the underwriters.

3.1	Amended and Restated Memorandum and Articles of Association of the Company, dated May 28, 2026.

4.1	Rights Agreement, dated May 28, 2026, by and between the Company and Efficiency, INC.

10.1	Investment Management Trust Agreement, dated May 28, 2026, by and between the Company and Efficiency, INC.

10.2	Registration Rights Agreement, dated May 28, 2026, by and among the Company, the Sponsor, BTIG, LLC and the other parties signatory thereto.

10.3	Private Placement Units Purchase Agreement, dated May 28, 2026, between the Company and the Sponsor.

10.4	Private Placement Units Purchase Agreement, dated May 28, 2026, between the Company and BTIG, LLC.

10.5	Letter Agreement, dated May 28, 2026, by and among the Company, Sponsor and each of the officers, directors of the Company, and the other parties signatory thereto.

10.6	Form of Indemnity Agreement (incorporated by reference to Exhibit 10.6 to the Registration Statement on Form S-1/A filed with the Securities & Exchange Commission on April 30, 2026).

10.7	Administrative Services Agreement, dated May 28, 2026, between the Company and the Sponsor.

10.8	Contribution and Exchange Agreement concerning the Promissory Note obligation of the Company, dated June 1, 2026, by and between Tribeca Strategic Partners Holdco LLC and Tribeca Strategic Partners LLC.

99.1	Press Release, dated May 28, 2026.

99.2	Press Release, dated June 1, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIBECA STRATEGIC ACQUISITION CORP.

	By:	/s/ Timothy R. Ramdeen
		Name:	Timothy R. Ramdeen
		Title:	Chief Executive Officer and Chairman
Dated: June 3, 2026

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